Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Defense and Aerospace Portfolio
May 31, 2026
DEF-NPRT1-0726
1.802165.122
Common Stocks - 99.5%
	Shares	Value ($)
CANADA - 2.1%
Industrials - 2.1%
Aerospace & Defense - 2.1%
Bombardier Inc Class B (a)	365,200	82,380,262
GERMANY - 0.1%
Industrials - 0.1%
Aerospace & Defense - 0.1%
Hensoldt AG	35,600	3,695,987
UNITED KINGDOM - 3.1%
Industrials - 3.1%
Aerospace & Defense - 3.1%
BAE Systems PLC	1,179,500	32,090,345
Rolls-Royce Holdings PLC	4,948,600	89,034,375

TOTAL UNITED KINGDOM		121,124,720
UNITED STATES - 94.2%
Industrials - 94.2%
Aerospace & Defense - 93.7%
Arxis Inc Class A	11,200	503,216
ATI Inc (a)	487,500	85,390,500
Axon Enterprise Inc (a)	188,900	84,763,208
Beta Technologies Inc Class A (a)	17,400	319,116
Boeing Co (a)	1,933,500	446,928,525
Carpenter Technology Corp	276,300	129,579,174
Curtiss-Wright Corp	180,800	135,167,888
GE Aerospace	2,615,300	846,729,528
General Dynamics Corp	427,800	148,369,596
Hawkeye 360 Inc	6,500	214,565
HEICO Corp Class A	690,700	179,450,767
Howmet Aerospace Inc	735,600	189,968,700
Huntington Ingalls Industries Inc	221,100	68,136,387
Karman Holdings Inc (a)(b)	434,900	25,006,750
L3Harris Technologies Inc	207,200	65,305,296
Leonardo DRS Inc	718,700	35,043,812
Lockheed Martin Corp	77,400	41,056,830
Mercury Systems Inc (a)(b)	658,000	73,498,600
Northrop Grumman Corp	79,000	44,530,720
Rocket Lab Corp (a)	1,180,700	169,406,836
RTX Corp	2,769,100	497,496,506
StandardAero Inc (a)	2,066,500	59,184,560
Textron Inc	912,700	83,749,352
TransDigm Group Inc	81,400	102,427,248
Woodward Inc	285,500	99,933,565
		3,612,161,245
Professional Services - 0.5%
CACI International Inc (a)	36,600	18,794,466
TOTAL UNITED STATES		3,630,955,711
TOTAL COMMON STOCKS (Cost $2,131,706,719)		3,838,156,680

Money Market Funds - 1.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	3.67	17,732,289	17,735,835
Fidelity Securities Lending Cash Central Fund (c)(d)	3.67	38,763,146	38,767,023
TOTAL MONEY MARKET FUNDS (Cost $56,502,858)			56,502,858

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $2,188,209,577)	3,894,659,538
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(36,965,845)
NET ASSETS - 100.0%	3,857,693,693

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	17,553,133	229,751,753	229,569,051	157,530	-	-	17,735,835	17,732,289	0.0%
Fidelity Securities Lending Cash Central Fund	41,731,958	99,483,991	102,448,926	8,189	-	-	38,767,023	38,763,146	0.1%
Total	59,285,091	329,235,744	332,017,977	165,719	-	-	56,502,858

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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